CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 24, 2025, except for the effects of the share splits of State Street® Consumer Discretionary Select Sector SPDR® ETF (formerly, The Consumer Discretionary Select Sector SPDR Fund), State Street® Energy Select Sector SPDR® ETF (formerly, The Energy Select Sector SPDR Fund), State Street® Materials Select Sector SPDR® ETF (formerly, The Materials Select Sector SPDR Fund), State Street® Technology Select Sector SPDR® ETF (formerly, The Technology Select Sector SPDR Fund), and State Street® Utilities Select Sector SPDR® ETF (formerly, The Utilities Select Sector SPDR Fund) discussed in Note 13 to the financial statements, as to which the date is January 28, 2026, with respect to the financial statements and financial highlights of The Select Sector SPDR® Trust comprising State Street® Communication Services Select Sector SPDR® ETF (formerly, The Communication Services Select Sector SPDR Fund), State Street® Consumer Discretionary Select Sector SPDR® ETF (formerly, The Consumer Discretionary Select Sector SPDR Fund), State Street® Consumer Staples Select Sector SPDR® ETF (formerly, The Consumer Staples Select Sector SPDR Fund), State Street® Energy Select Sector SPDR® ETF (formerly, The Energy Select Sector SPDR Fund), State Street® Financial Select Sector SPDR® ETF (formerly, The Financial Select Sector SPDR Fund), State Street® Health Care Select Sector SPDR® ETF (formerly, The Health Care Select Sector SPDR Fund), State Street® Industrial Select Sector SPDR® ETF (formerly, The Industrial Select Sector SPDR Fund), State Street® Materials Select Sector SPDR® ETF (formerly, The Materials Select Sector SPDR Fund), State Street® Real Estate Select Sector SPDR® ETF (formerly, The Real Estate Select Sector SPDR Fund), State Street® Technology Select Sector SPDR® ETF (formerly, The Technology Select Sector SPDR Fund), and State Street® Utilities Select Sector SPDR® ETF (formerly, The Utilities Select Sector SPDR Fund), which are included in Form N-CSR for the year ended September 30, 2025, and to the references to our firm under the headings “General Information” and “Financial Highlights” in the Prospectus, and “Counsel and Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 28, 2026